SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Check the appropriate box: [] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 2409.14a. 12

WESTSPHERE ASSET CORPORATION, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: Not Applicable

(2)	Form, Schedule or Registration Statement No.: Not Applicable

(3)	Filing Party: Not Applicable

(4)	Date Filed: Not Applicable

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

MANAGEMENT PROXY STATEMENT

WESTSPHERE ASSET CORPORATION, INC.

This information is provided in connection with the solicitation by the management of Westsphere Asset Corporation, Inc. (the “Corporation”) of proxies to be voted at the Annual Meeting of the Shareholders of the Corporation to be held on June 16, 2007, at the Corporate Head Office located at 2140 Pegasus Way N.E. Calgary, Alberta T2E 8M5 at 10:00 a.m.

May 15, 2007

WESTSPHERE ASSET CORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 15, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Westsphere Asset Corporation, Inc. (the “Corporation”) will be held on June 16, 2007 at 10:00 a.m. at 2140 Pegasus Way N.E. Calgary, Alberta T2E 8M5 for the following purposes:

1.	to elect six (6) members of the Board of Directors for the ensuing year;

2.	to appoint the auditors Miller McCollom or other qualified Auditors for the Corporation and to authorize the Directors to fix their remuneration;

3.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Please refer to the enclosed Proxy Statement and related materials. A copy of the Annual Report to Shareholders on Form 10-KSB is also enclosed.

DATED at Calgary, Alberta this15th day of May, 2007

BY ORDER OF THE BOARD OF DIRECTORS

Douglas N. Mac Donald President and Chief Executive Officer

IMPORTANT:

Shareholders may exercise their rights by attending the Meeting or by completing a Form of Proxy. Should you be unable to attend the Meeting in person, please complete, sign and return the enclosed Form of Proxy as soon as possible in the envelope provided herein. Proxies must be deposited or received at the offices of the Corporation no later than the close of business on the last business day immediately preceding the Meeting or any adjournment thereof or may be delivered to the chairman at the Meeting or any adjournment thereof. The Proxy shall not be used if the shareholder attends the Meeting in person.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SOLICITATION OF PROXIES.	5

APPOINTMENT AND REVOCATION OF PROXIES	5

NON-REGISTERED HOLDERS	5

EXERCISE OF DISCRETION BY PROXY	6

VOTING SHARES	6

PRINCIPAL HOLDERS	7

ELECTION OF DIRECTORS	10

Compensation of Directors and Officers	13

Aggregated Options Exercises during the Most Recently Completed Financial Year and	14
Financial Year-End Options Values

Stock Option Plan	15

APPOINTMENT OF AUDITORS	15

Auditors	16

OFFER TO PURCHASE ASSETS	16

SALE OF ASSETS	17

QUORUM AND VOTING	17

OTHER MATTERS	17

SHAREHOLDER PROPOSALS	17

WESTSPHERE ASSET CORPORATION, INC.

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement (this “Proxy Statement”) is provided in connection with the solicitation by the management of Westsphere Asset Corporation, Inc. (the “Corporation”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Corporation to be held at the time and place and for the set purposes set forth in the accompanying Notice of Annual Meeting (the “Notice of Meeting”).

Solicitation of proxies will be accomplished primarily by mail. However, officers and employees of the Corporation may also solicit proxies by telephone, facsimile or in person. The cost of solicitation of proxies will be borne by the Corporation. The Corporation will be sending copies of this Proxy Statement and form of Proxy attached hereto to its shareholders of record as of April 30, 2007 on approximately May 15, 2007.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Form of Proxy are officers and/or directors of the Corporation. A shareholder has the right to appoint as his or her proxy a person who need not be a shareholder other than those whose names are printed on the accompanying Form of Proxy. A shareholder who wishes to appoint some other person to represent him or her at the Meeting may do so either by striking out the printed names and inserting such other person’s name in the blank space provided in the Form of Proxy and signing the Form of Proxy or by completing and signing another proper Form of Proxy and, in either case, depositing the completed Form of Proxy at the Corporation’s head office, 2140 Pegasus Way N.E. Calgary, Alberta T2E 8M5 Attention: Sonja Dreyer, no later than the close of business on the last business day immediately preceding the day of the Meeting or any adjournment thereof or by delivering the Form of Proxy to the chairman at the Meeting or any adjournment thereof. To be valid, a proxy must be executed legally by a registered shareholder, as registered. A proxy executed by a registered shareholder which is a corporation must be properly executed and evidence of authority to sign of the representative of such corporation, satisfactory to the Corporation, must by filed with such proxy or may be requested by the Corporation prior to accepting such proxy for use at the Meeting.

A shareholder may revoke a proxy given pursuant to this solicitation with respect to any matter brought before the Meeting on which a vote has not already been cast, by depositing an instrument in writing executed by him or her or by his or her proxy authorized in writing, with the Corporation at its head offices at any time up to and including the last business day immediately preceding the day of the Meeting or any adjournment thereof, or with the chairman at the Meeting or any adjournment thereof. A shareholder may also revoke a proxy in any other manner permitted by law. A non-registered shareholder (see below under “Non-Registered Holders”) may revoke a voting instruction form or a waiver of the right to receive documents and to vote given to an intermediary at ay time by written notice to the Intermediary (as defined below under “Non-Registered Holders”), except that an Intermediary is not required to act on a revocation, a voting instruction form, a waiver or the right to receive documents and to vote that is not received by the Intermediary at least seven (7) days prior to the Meeting.

NON-REGISTERED HOLDERS

Only registered holders of shares of the Corporation’s common stock (the “Common Shares”) and holders of shares of the Corporation’s preferred stock (the “Preferred Shares”), or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. All of the holders of the Corporation’s Preferred Stock have given to the Board of Directors proxies to vote their shares at all meetings of shareholders.

In many cases, Common Shares of the Corporation beneficially owned by a holder (a “Non-Registered Holder”) are registered either:

(A) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds and registered educational savings plans and similar plans; or

(B) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

The Corporation has distributed copies of the Notice of Meeting, this Proxy Statement and the Form of Proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(A) be given a proxy which has already been signed by the intermediary (typically by facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise black. This form of proxy need not be signed by the Non-Registered Holder. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with the Corporation at 2140 Pegasus Way N.E, Calgary, Alberta T2E 8M5;

(B) more typically, be given a voting instruction form which must be completed and signed by the Non-Registered Holder in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting form by telephone).

The purpose of these procedures is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Should a Non-Registered Holder who receives either a Form of Proxy, a proxy or a voting instruction form wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the proxy and insert the Non-Registered Holder’s name (or such other corresponding directions on the form.) In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries, including those regarding when and where the proxy or the proxy authorization form is to be delivered, and their service companies.

EXERCISE OF DISCRETION BY PROXY

Shares represented by properly executed proxies in favour of the persons designated on the enclosed Form of Proxy will be voted in accordance with the instructions given by the shareholder thereon. In the absence of any direction to the contrary, such shares will be voted in favour of matters identified in the Notice of Meeting. Instructions with respect to voting will be respected by the persons designated in the enclosed Form of Proxy. With respect to other matters which may properly come before the Meeting, such shares will be voted by the persons so designated in their discretion. As at the date of this Proxy Statement, management or the Corporation knows of no such amendments, variations or other matters.

VOTING SHARES

The Corporation has fixed April 30, 2007 as the record date (the “Record Date”) for the purpose of determining the shareholders entitled to receive the Notice of Meeting. As of April 30, 2007, there were 592,785 Common Shares issued and outstanding and 1,416,143 Preferred Shares issued and outstanding. Each Common Share and each Preferred Share carries the right to one (1) vote per share. All of the holders of the Preferred Shares have given their proxies to vote their Preferred Shares to the Corporation’s Board of Directors.

Any shares that are registered at the close of business on the Record Date will entitle its holder or any proxy named by him or her to receive notice of and to vote at the Meeting and at any adjournment thereof. Shares may be voted for or be withheld from voting with respect to the election of directors and the appointment of auditors and the authorization of directors to fix their remuneration. On all other matters, the shareholders may vote for or against the proposal.

The Corporation has prepared an alphabetical list of shareholders entitled to vote as of the Record Date at the Meeting that shows the number of Common Shares and Preferred Shares held by each shareholder. The list of shareholders is available for consultation during usual business hours at the office of the Corporation’s transfer agent and registrar, Holladay Stock Transfer Inc., located at 2939 North 67th Place, Suite “C”, Scottsdale, Arizona 85251, and at the Meeting.

Unless otherwise indicated, the matters submitted to a vote at the Meeting must be approved by a majority of the aggregate of the votes cast by the holders of Common and Preferred Shares attending the meeting in person or by proxy.

The Chairman of the Meeting may conduct the vote on any matter by a show of hands of shareholders and proxy holders present at the Meeting and entitled to vote thereat unless a ballot is demanded by a shareholder present at the Meeting or by a proxy holder entitled to vote at the Meeting or unless the Chairman declares that proxies representing not less than five percent (5%) of the shares entitled to be voted at the Meeting would be voted against what would otherwise be the decision of the Meeting on such matter.

PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Corporation’s outstanding Common and Preferred stock as of April 30, 2007 for: each of its directors and executive officers individually; each person or group that it knows owns beneficially more than five percent (5%) of the Corporation’s common stock; and all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable or exercisable within sixty (60) days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each shareholder is based on 592,785 shares of common stock outstanding plus 1,416,143 preferred shares plus 188,453 option shares outstanding as of April 30, 2007. Except as otherwise indicated, the Corporation believes that the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Name and Address of	Number of	Percentage	Number of	Percentage	Note
Beneficial Owner	Common	of Common	Preferred	of
	Shares of	Shares	Shares of	Preferred
Officers and Directors	Beneficial	Owned	Beneficial	Shares
	Owner		Owner	Owned

Douglas N. Mac Donald
St. Albert, Alberta
Canada
(Personal Shares Held)			36,200
	76,925
Patricia L. Mac Donald			55,000
(Mac Donald Venture					(1)
Corporation)			60,002
(Mac Donald & Assoc.)			8,148
(989939 Alberta Ltd)			65,862
(723352 Alberta Ltd)	37,502
(797320 Alberta Ltd.)			66,530
	975

Total	115,402	17.23%	291,742	20.60%

Robert L. Robins
Calgary, Alberta
Canada
(Personal Shares Held)	10,025		36,025		(2)
(Personal Options Held)	48,900
(Robins Nest Holdings)			38

Total	58,925	9.18%	36,063	2.55%

Dr. Roy L. Queen
Kamloops, B.C.
Canada
(Personal Shares Held)			121,119
(Drin Holdings Ltd.)	3,030				(3)
(Transural Trade			11,496

Total	3,030	0.51%	132,615	9.36%

Bernd Reuscher
Edmonton, Alberta
Canada
(Personal Shares Held)			49,582		(4)
(989939 Alberta Ltd.)			65,862
(MBR Venture Corp.)			141,250

Total			256,694	18.13%

Name and Address of	Number of	Percentage	Number of	Percentage	Number of	Percentage	Total	Note
Beneficial Owner	Common	of Common	Preferred	of	Option	of Option	Percentage
	Shares of	shares	Shares of	Preferred	Shares of	Shares	of Shares
Officers and Directors	Beneficial	owned	Beneficial	shares	Beneficially	Held	Beneficially
	Owner		Owner	Owned	Held		Owned

Kim Law
Calgary, Alberta
Canada
(Personal Shares Held)	50		15,000					(5)
(Personal Options Held)	31,314

Total	31,364	5.03%	15,000	1.06%

Sonja Dreyer
Calgary, Alberta
Canada
(Personal Shares Held)	38
(Personal Options Held)	31,314							(6)
(1035760 Alberta Ltd,)			27,501

Total	31,352	5.02%	27,501	1.94%

Jack (John) Thomson
Kingston, Ontario
Canada
(Personal Shares Held)			7,500
(Personal Options Held)								(7)
(John Diane Thomson)	2,964		11,250

Total	2,964	0.50%	18,750	1.32%

Total shares owned by
Officers and Directors	243,037	37.47%	778,365	54.96%

Total shares owned by Officers and Directors, including options, are as follows: common shares –243,037 and preferred shares – 778,365 which together represent 92.43% of voting rights.

(1) Doug Mac Donald – 407,119 Shares

36,200 preferred shares are held in the name of Douglas Mac Donald; 55,000 preferred shares are held in the name of Mr. Mac Donald’s’ wife Patricia Mac Donald; 60,002 preferred shares are held in the name of Mac Donald Venture Corp. of which Mr. Mac Donald is the sole officer and Director; 66,530 preferred shares are held in the name of 797320 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director; 37,502 common shares are held in the name of 723352 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director, 18,750 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 18,750 shares for $2.80 per share until September 30, 2007, 24,525 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 24,525 shares for $0.70 per share with an end date to be determined by the Board of Directors and 33,650 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 33,650 shares for $0.94 per share until January 26, 2010. Doug Mac Donald is part owner of 989939 Alberta Ltd. with a share position of 65,862 preferred shares. *(50% is owned by Doug Mac Donald and 50% is owned by Bernd Reuscher, 975 common shares are held in 732352 Alberta Ltd. in which Mr. Mac Donald is the sole officer and Director and 8,148 preferred shares are held in the name of Mac Donald & Associates Gaming Specialists Inc., of which Mr. Mac Donald is the sole officer and Director.

(2) Bob Robins – 94,988 Shares

38 preferred shares are held in the name of Robins Nest Holdings Inc.; 36,025 preferred shares are held in the name of Bob Robins; 10,025 common shares are held in the name of Robert L. Robins, 12,750 of these shares are held in the form of stock options giving Mr. Robins the right to purchase up to 12,750 shares for $2.80 per share until September 30, 2007, 10,000 of these shares are held in the form of stock options giving Mr. Robins the right to purchase up to 10,000 shares for $0.70 per share with an end date to be determined by the Board of Directors and 26,150 of these shares are held in the form of stock options giving Mr. Robins the right to purchase up to 26,150 shares for $0.94 per share until January 26, 2010.

(3) Dr. Roy Queen – 135,645 Shares

121,119 preferred shares are held in the name of Dr. Queen; 3,030 common shares are held in the name of Drin Holdings Ltd., which is solely owned by Dr. Queen and 11,496 preferred shares are held in the name of Transural Inc., which is solely owned by Dr. Queen.

(4) Bernd Reuscher - 256,694 Preferred Shares

49,582 of these shares are held in the name of Bernd Reuscher; 141,250 of these shares are held in the name of MBR Venture Corp. of which Mr. Reuscher is the sole officer and Director, Bernd Reuscher is part owner of 989939 Alberta Ltd. with a share position of 65,862 shares. *(50% is owned by Bernd Reuscher and 50% is owned by Doug Mac Donald).

(5) Kim Law – 46,364 Shares

50 common shares and 15,000 preferred shares are held in the name of Kim Law, 7,125 of these shares are held in the form of stock options giving Mr. Law the right to purchase up to 7,125 shares for $2.80 per share until September 30, 2007 and 24,189 of these shares are held in the form of stock options giving Mr. Law the right to purchase up to 24,190 shares for $0.94 per share until January 26, 2010.

(6) Sonja Dreyer - 58,853 Shares

38 common shares are held in the name of Sonia Goeseels, 27,501 of these shares are in 1035760 Alberta Ltd, a numbered Company wholly owned by Ms Dreyer, 7,125 of these shares are held in the form of stock options giving Ms. Dreyer the right to purchase up to 7,125 shares for $2.80 per share until September 30, 2007 and 24,189 of these shares are held in the form of stock options giving Ms. Dreyer the right to purchase up to 24,190 shares for $0.94 per share until January 26, 2010. * Note- Ms. Goeseels name changed to Ms. Sonja Dreyer in October 2006.

(7) Jack (John) Thomson – 21,714 Shares

11,250 preferred shares are held in the name of John AP Thomson & Diana Thomson; 7,500 preferred shares are held in the name of Jack John Thomson and 2,964 common shares are held in the name of Jack and Diana Thomson.

PROPOSAL NUMBER ONE ELECTION OF DIRECTORS

For the upcoming fiscal year, management of the Corporation proposes the election of six (6) directors. The persons named in the enclosed Form of Proxy intend to vote in favour of the election of the six (6) nominees whose names are set forth below unless specifically instructed on the Form of Proxy to withhold such vote. Management of the Corporation does not contemplate that any of the nominees will be unable or for any reason will be unwilling to serve as a director, but if that should occur for any reason prior to the election, the persons named in the enclosed Form of Proxy reserve the right to vote for another properly qualified nominee in their discretion. The election of the directors will be based on a plurality of votes, with the nominees receiving the most votes becoming members of the Board for the ensuing year. Each director will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless he resigns or his office becomes vacant by removal, death or other causes. The following table states the name of each of the persons proposed to be nominated for election as director, all other positions and offices with the Corporation now held by such person, his or her principal occupation and the name and principal business of the person or company in which any such employment is carried on and the year in which such person became a director of the Corporation.

Name	Age	Title	Term of Service
Douglas N. Mac Donald	58	Director, President, CEO	07/98 to present
Robert L. Robins	65	Director/V.P./Sec. Treasurer	07/98 to present
Kim Law	39	Director/CFO/V.P. of Finance	CFO/VP - 6/99 to present
			Director – 8/02 to present
Dr. Roy Queen	64	Director	12/98 to present
Bernd Reuscher	63	Director	04/02 to present
Jack ( John) Thomson	77	Director	10/04 to present

Mr. Douglas N. Mac Donald - Chief Executive Officer, President and a Director since July 1998 – Mr. Mac Donald was also one of the original founders of Vencash Capital Corporation, a wholly-owned Westsphere Asset Corporation, Inc. subsidiary. In March 1995, Mr. Mac Donald retired from the RCMP after a distinguished twenty-five (25) year service career. In April 1995, Mr. Mac Donald developed Mac Donald Gaming Corporation and Mac Donald Venture Corporation. Since 1998, Mr. Mac Donald has devoted his time to the development of Westsphere Asset Corporation and its subsidiary companies. Mr. Mac Donald is presently the President and Chief Executive Officer and is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation.

Mr. Robert L. Robins - Vice President, and Director since July 1998 - Mr. Robins is a retired member of the Calgary Police Service, retiring in 1991 after serving in the Homicide and Criminal Intelligence Units. Prior to service with the City Police, Mr. Robins was a serving member of the Canadian Armed Forces serving with the U.N. Peace Keeping in the Middle East and with NATO in Europe. After retiring from the City Police, Mr. Robins was employed with Alberta Family & Social Services Fraud Investigation. Mr. Robins has a total of thirty-eight (38) years of experience in all levels of government including federal, provincial and municipal. Mr. Robins is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation.

Dr. Roy Queen, B.A., D.M.D., M.S.C., M.R.C.D. - Director since December 1998 - Dr. Queen earned a Bachelor of Arts degree with a double major in Biology and Chemistry at the University of Saskatchewan. He later earned a Doctor of Medical Dentistry (D.M.D.) from the University of Manitoba. After practicing in General Dentistry in Winnipeg, Manitoba, he attended the University of Manitoba receiving a master’s degree in Biological Science (M.S.C.) with a thesis research paper on Congenital Deformities (Trisomy 21). Dr. Queen taught at the University of Manitoba in the department of orthodontics for one (1) year and relocated to Kamloops B.C. to establish a practice in Clinical orthodontics and became a fellow of the Royal College of Dentistry (M.R.C.D.). Over a period of three (3) to five (5) years, Dr. Queen developed computer software to aid in the diagnosis of x-rays presently being marketed through out Canada in the dentistry industry. He has lectured in both Canada and the United States in excess of one hundred (100) occasions, and has conducted seminars in Poland, Russia, Yugoslavia and Switzerland. Dr. Queen is a principal in the construction of a 24,000 square foot medical -dental building, a 23,000 square foot shopping mall and office complex and luxury condominiums in White Rock B.C. Dr. Queen has been an officer and director on several publicly traded companies such as Toba Gold Inc., Goldwin Ventures Inc. and Hymex Diamond Inc. Dr. Queen is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation. Dr. Queen acts as a member of Westsphere Asset Corporation’s Compensation Committee.

Mr. Kim S. Law - Director since August 2002 Vice President of Finance since May, 2000 - Mr. Law has been instrumental in establishing the financial controls for Westsphere Asset Corporation and all of its subsidiary companies. From July 1999 to April 2000, Mr. Law was the Vice President Finance of Kan-Can Resorts Ltd., a property development company. During the prior nine (9) years, Mr. Law was the Controller for Alpine Resorts Haven Ltd., a time share development company with property in Canmore, Alberta. Mr. Law is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation.

Bernd Reuscher – Director since April 2002 - Mr. Reuscher was employed for twenty (20) years by Siemens AG, one of the largest German multi-national companies. During this time, Mr. Reuscher served in several senior executive positions in Europe, South America and Southeast Asia. Since 1994, Mr. Reuscher has been involved in the ownership and management of several private Canadian corporations in the areas of fast food franchising, fast food processing, land development, design and construction of high-end apartment buildings, corporate registries services and research and design of environmental products. Mr. Reuscher graduated in 1973 with an Engineering Degree in Telecommunications in Hamburg, Germany. Mr. Reuscher is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation. Mr. Reuscher serves as a member of Westsphere Asset Corporation’s Compensation Committee.

Jack Thomson – Director since October 23, 2004 - Mr Thomson served in the Canadian military from 1943 to 1978 and retired at that time with the rank of Colonel. From 1978 to 1983, he was Vice-President and co-owner of the Seattle based automobile dealership, Auburn Lincoln Mercury Inc. During the same period he was also President and Chief Executive Officer of Auburn Import Export as well as Auburn Electronics. In 1983, he returned to Canada and became the Chief Executive Officer and Chief Operating Officer of International Tempest Company, which provides electronic security sensing devices. From 1986 to 1990, he was Executive Director of the Canadian Red Cross Society, Kingston and District Branch.

Presently Mr. Thomson is the President, Chief Executive Officer and sole shareholder of the Cedar Island Sales and Service Ltd., an electronic gaming and lottery company and is an active member of the Board of Directors of the "Break Open Ticket Program Management Alliance". He is currently the Chairman of Westsphere Asset Corporation’s Ethics and Education Committee.

From 1989 to 1995, Mr. Thomson served as Vice-Chairman of the Board of Directors of the Canadian Forces "Communication Museum" and upon the death of the Chairman, Mr. A.J.E. Child QC, Mr. Thomson became the Chairman and Chief Executive Officer. From 1994 to 1986, Mr. Thomson served on the Board of Directors of the Canadian Red Cross Kingston Ontario Division Mr. Thomson is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation. Mr. Thomson serves as a member of Westsphere Asset Corporation’s Compensation Committee.

The Board of Directors of Westsphere Asset Corporation Inc., at present, does not have an audit committee or a nominating committee. Until recently, the Corporation has not had sufficient independent members to have a nominating committee, but is now considering creation of such a committee.

The term of office for each Director is one (1) year, or until his/her successor is elected at the Corporation’s annual meeting and is qualified. The term of office for each officer of the Corporation is determined at the pleasure of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Section 16(a) Beneficial Ownership Reporting Compliance

The following represents each person who did file, on a timely basis, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Name	Reporting Person	Form 3/# of	Form 4/# of	Form5/# of
		transactions	transactions	transactions

Chief Executive Officer,
Douglas Mac	President and Member of the	N/A	1	N/A
Donald	Board of Directors

Vice President, Sec., Treasurer
Robert Robins	and member of the Board of	N/A	1	N/A
Directors

Sonia Goeseels	Vice President of	N/A	N/A	N/A
Administration

Vice President of Finance and
Kim Law	member of the Board of	N/A	N/A	N/A
Directors

Bernd Reuscher	Member of the Board of Directors	N/A	N/A	N/A

Dr. Roy Queen	Member of Board of Directors	N/A	5	N/A

Jack Thomson	Member of Board of Directors	N/A	N/A	N/A

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash Compensation

The following table sets for the compensation paid by the Corporation for all services provided during the fiscal year ended December 31, 2006, to the Corporation’s President, Douglas Mac Donald. No other executive officers of the Corporation earned more than $100,000.00 during any fiscal year.

The following table provides information regarding the compensation of the Corporation's chief executive officer during the last three (3) years. Since none of the Corporation's more highly compensated executive officers other than the Chief Executive Officer have a total annual salary in excess of $100,000, no information regarding their salary is provided.

SUMMARY COMPENSATION TABLE OF EXECUTIVES

Name and Principal Position	Year	Salary	Other

Douglas N. Mac Donald*1	2004	$84,661
President/CEO/Director	2005	$87,477
	2006	$87,448

*1 - Mr. Mac Donald receives compensation under a contract agreement through his corporation, Mac Donald and Associates Gaming Specialists Inc.

Compensation Pursuant to Management Contracts

Douglas N. Mac Donald, President/CEO

Effective April 1, 2004, Mac Donald & Associates Gaming Specialists Inc. received $72,040 per annum payable monthly related to the ongoing management of Westsphere Asset Corporation, Inc. subsidiary companies. The contracts allowed for automatic renewal every six (6) months subject only to any defaults by Mr. Mac Donald of the terms of the contract. The contract also provides for a six (6) month severance package.

In addition, effective April 1, 2004, Douglas Mac Donald received $15,437 per annum payable monthly as President and Chief Executive Officer of Westsphere Asset Corporation, Inc. The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Mac Donald of the terms of the contract. The contract also provided for a six (6) month severance package.

Kim Law, VP Finance/CFO

Effective March 1, 2007, Mr. Kim Law received $89,733 per annum payable monthly. The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Law of the terms of the contract. The contract also provided for a six (6) month severance package.

Sonja Dreyer, VP Administration/ Executive Assistant to the Board of Directors

Effective July 1, 2005, Ms. Sonja Dreyer received $54,030 per annum payable monthly. The contract allows for an automatic renewal every six (6) months subject only to any defaults by Ms. Dreyer of the terms of the contract. The contract also provided for a six (6) month severance package.

Robert L. Robins, VP Security

Effective April 1, 2005, Robins Nest Holdings Ltd. receives $28,301 per annum payable monthly plus car allowance of $5,146 per annum payable monthly. The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Robins of the terms of the contract. The contract also provides for a six (6) month severance package.

Other Compensation - None; no stock appreciation rights or warrants exist.

Compensation of Directors

The Corporation did not pay any compensation for services provided by any member of the Board of Directors during the fiscal year ended December 31, 2006.

Termination of Employment and Change of Control Arrangements

None.

Key Employees Incentive Stock Option Plan (The following shares and prices are post reverse split of 20 to 1)

Options granted in 2002- Expiring in 2007
Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	18,750	$2.80
Robert L. Robins	11,250	$2.80

Kim Law	7,125	$2.80
Sonja Dreyer	7,125	$2.80
Options granted in year 2005- Expiring in 2010
Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	33,650	$0.94
Robert L. Robins	26,150	$0.94
Kim Law	24,189	$0.94
Sonja Dreyer	24,189	$0.94

Options granted in 2002- end date to be determined by the Board of Directors

Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	24,525	$0.70
Robert L. Robins	20,025	$0.70

Robert Robins has exercised 10,025 common shares of his 2002 option to purchase shares of the Corporation’s common stock on March 8, 2007. Therefore, Robert Robins has 10,000 share options remaining at $0.70 per share.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

To the knowledge of the Corporation, no director, officer, proposed nominee for election as a director of the Corporation, any associate or affiliate of said persons has any material interest in a transaction having been concluded since the commencement of the Corporation’s last two (2) fiscal years or has an interest in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

The Corporation does not have an audit committee nor does it have a nomination Committee.

There was one (1) meeting of the Board of Directors held in the fiscal year of 2006 and all members of the Board of Directors attended the meeting.

PROPOSAL NUMBER TWO APPOINTMENT OF AUDITORS

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint Miller & McCollum or other qualified auditor as the U.S. auditors of the Corporation, for the fiscal year ending December 31, 2007, and to authorize the directors to fix their remuneration. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

Miller & McCollum has been the Corporation’s auditors since December 1999.

Unless it is specified in the Form of Proxy that the shares represented by the proxy shall be refrained from voting with respect to the appointment of auditors, the persons named in the accompanying Form of Proxy intend to vote for the appointment of Miller & McCollum to act as the auditors of the Corporation until the next annual meeting of shareholders, and in favour of authorizing the directors to fix their remuneration.

It is not expected that any representative of Miller & McCollum will be present at the meeting, and thus, they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint Sam Yeung as the Canadian auditor for the Corporation for the next year and to authorize the directors to fix their remuneration. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

Sam Yeung has been the Corporation’s auditors since December 1999.

Unless it is specified in the Form of Proxy that the shares represented by the proxy shall be refrained from voting with respect to the appointment of auditors, the persons named in the accompanying Form of Proxy intend to vote for the appointment of Sam Yeung to serve as the auditors of the Corporation until the next annual meeting of shareholders, and in favour of authorizing the directors to fix their remuneration.

It is not expected that any representative of Sam Yeung will be present at the meeting, and thus, they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

Audit Fees

The aggregate fees billed for each of the last two (2) fiscal years for professional services rendered by Miller & McCollom, Certified Public Accountants for the audit of the Corporation’s annual financial statements and review of financial statements included in its Form 10-QSB quarterly reports and services normally provided by Miller & McCollom, Certified Public Accountants in connection with statutory and regulatory filings or engagements were $26,150 for the fiscal year ended 2005 and $26,800 for the fiscal year ended 2006.

Audit-Related Fees

There were no fees for other audit-related services for the fiscal years ended 2006 and 2005.

Tax Fees

There were no fees for tax compliance, tax advice, and tax planning for the fiscal years ended 2006 and 2005.

All Other Fees

There were no other aggregate fees billed in either of the last two (2) fiscal years for products and services provided by Miller & McCollom, Certified Public Accountants, other than the services reported above.

AVAILABILITY OF DISCLOSURE DOCUMENTS

Copies of the Corporation’s Annual Report (including audited financial statements and management’s discussion and analysis) and this Proxy Statement may be obtained on request from the Secretary of the Corporation. The Corporation may require the payment of a reasonable charge when the request is made by someone other than a shareholder. Only one (1) annual report and proxy statement will be delivered by the Corporation to multiple security holders sharing the same address unless the Corporation receives contrary instructions from one (1) or more of the security holders. Upon receipt of a written or oral request, the Corporation shall cause to be delivered, a separate copy of its Annual Report and this Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered and instructions as to how a security holder can notify the Corporation that the security holder wishes to receive a separate copy of an Annual Report or Proxy Statement. Security holders can direct notification to the Corporation that the security holder wishes to receive a separate Annual Report and/or Proxy Statement in the future by calling (403) 290-0264. Security holders sharing an address can request delivery of a single copy of Annual Reports and/or Proxy Statements if they are receiving multiple copies of such documents by calling the same telephone number.

QUORUM AND VOTING

In an election of directors, that number of candidates equalling the number of directors to be elected having the highest number of votes cast in favour of their election, are elected to the Board of Directors of the Corporation (the “Board of Directors”), provided a quorum is present. Votes may be cast or withheld with respect to the Proposal to elect each of the six (6) members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2007. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our common stock may cast one (1) vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on April 30, 2007.

Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

OTHER MATTERS

The management of the Corporation knows of no other matter to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters which are not known to the management should properly come before the Meeting, the accompanying Form of Proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

For the next annual meeting of the shareholders of the Corporation, shareholders must submit to the Corporation any proposal that they wish to be included in the Corporation’s Proxy Statement and Form of Proxy no later than December 31, 2007. The written proposal must be received at the Corporation’s principal executive offices located at 2140 Pegasus Way N.E. Calgary, Alberta Canada T2E 8M5, Attention: Sonja Dreyer

Any notice of a shareholder proposal submitted outside the processes described above shall be considered untimely after January 1, 2008.

AUTHORIZATION

The contents and the mailing of this circular have been approved by the Board of Directors of the Corporation.

__/s/ Douglas N. Mac Donald__________ Douglas N. Mac Donald, President and Chief Executive Officer DATED at Calgary, Alberta – May 15, 2007